UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 22, 2003
                                                           ------------


                            THE BON-TON STORES, INC.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

 Pennsylvania               0-19517                       23-2835229
-------------------     -------------------             -------------
 (State or Other         (Commission File               (I.R.S. Employer
 Jurisdiction of              Number)                  Identification No.)
 Incorporation)


           2801 E. Market Street
            York, Pennsylvania                           17402
--------------------------------------------------- ------------------------
 (Address of Principal Executive Offices)              (Zip Code)




        Registrants telephone number, including area code: (717) 757-7660
                                                           ---------------

Item 7.  Financial Statements and Exhibits.

           (c)   Exhibits

           99.1 Press Release issued May 22, 2003 regarding financial results for the quarter ended May 3, 2003.


Item 9.  Regulation FD Disclosure.

           On May 22, 2003, The Bon-Ton Stores, Inc. issued a press release announcing its results of operations and financial condition for the fiscal quarter ended May 3, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

           The information contained in this Current Report on Form 8-K, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           The Bon-Ton Stores, Inc.


                           By: /s/ Keith E. Plowman
                               -------------------------------------
                                 Keith E. Plowman
                                 Senior Vice President, Finance


Dated: May 22, 2003